SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2012

LEVI STRAUSS & CO.

(Exact name of registrant as specified in its charter)

Delaware	002-90139	94-0905160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1155 BATTERY STREET

SAN FRANCISCO, CALIFORNIA 94111

(Address of principal executive offices, including zip code)

(415) 501-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On May 22, 2012, Levi Strauss & Co. announced that it completed its cash tender offer for any and all of its outstanding 8 7/8% Senior Notes due 2016 (the “Notes”). In addition, on May 22, 2012, the trustee for the Notes, at the direction of the company, issued a notice of redemption to redeem on May 25, 2012 all Notes remaining outstanding after the completion of the tender offer. A copy of the press release relating to these announcements is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 22, 2012, announcing Levi Strauss & Co.’s completion of cash tender offer, acceptance of Notes tendered and election to redeem Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.

DATE: May 22, 2012	By:	/s/ Heidi L. Manes
	Name:	Heidi L. Manes
	Title:	Vice President and Controller

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